UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38788	98-1155442
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Waterloo House, 1st Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda
(Address of principal executive offices)

(441)	278-3455
(Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 2.02        Results of Operations and Financial Condition

    On February 9, 2021, Watford Holdings Ltd. (“the Company”) issued a press release reporting its earnings for the quarter ended December 31, 2020. The press release is attached hereto as Exhibit 99.1.

    The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits

(d): The following exhibit is being filed herewith.

99.1        Press release dated February 9, 2021.

Exhibit Number	Description of Document
99.1	Press Release dated February 9, 2021 announcing the earnings of Watford Holdings Ltd. for the quarter ended December 31, 2020.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2021

WATFORD HOLDINGS LTD.

By:	/s/ Robert L. Hawley
Robert L. Hawley, Chief Financial Officer

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